UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2014 (February 11, 2014)

ARCA biopharma, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-22873	36-3855489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11080 CirclePoint Road, Suite 140, Westminster, CO 80020

(Address of Principal Executive Offices) (Zip Code)

(720) 940-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 11, 2014, the Board of Directors (the “Board”) of ARCA biopharma, Inc. (the “Company”) elected Daniel J. Mitchell as a director of the Company to fill a vacancy on the Board. Mr. Mitchell was elected for a term expiring at the Company’s 2015 annual stockholders’ meeting. Mr. Mitchell was also appointed to serve on the Board’s Audit Committee and Nominating and Corporate Governance Committee. A copy of the press release announcing Mr. Mitchell’s appointment is attached hereto as Exhibit 99.1.

Mr. Mitchell founded and is a Manager of Sequel Venture Partners, L.L.C., a venture capital firm formed in January 1997. Prior to founding Sequel Venture Partners, Mr. Mitchell was a founder in 1986 of Capital Health Venture Partners, a health care focused venture capital firm, where he was a General Partner until 2006. On behalf of Sequel Ventures, Mr. Mitchell led the 1998 Series A financing that initially funded Myogen, Inc., a biopharmaceutical company focused on cardiovascular diseases, participated in subsequent financing rounds and served on the board of directors until Myogen was acquired in 2006. He served on the board of directors of Replidyne, Inc., a publicly-traded pharmaceutical company, from 2002 until the company was acquired in 2009. Mr. Mitchell currently serves on the board of directors of several private companies. Mr. Mitchell holds a B.S. from the University of Illinois and an M.B.A. from the University of California at Berkeley.

In connection with Mr. Mitchell’s election, Mr. Mitchell and the Company entered into an Indemnity Agreement, in the same form used with the Company’s other directors. The Indemnity Agreement generally requires the Company to indemnify Mr. Mitchell against liabilities incurred in the performance of his duties to the Company to the maximum extent permitted by Delaware corporate law and the Company’s certificate of incorporation and bylaws. The Company’s standard form of Indemnity Agreement is filed as Exhibit 10.52 to its Annual Report on Form 10-K filed on March 27, 2009.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release titled “Dan Mitchell Joins ARCA biopharma Board of Directors” dated February 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 12, 2014

ARCA biopharma, Inc. (Registrant)

By:	/s/ Christopher D. Ozeroff
	Name:	Christopher D. Ozeroff
	Title:	SVP and General Counsel

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release titled “Dan Mitchell Joins ARCA biopharma Board of Directors” dated February 12, 2014.